--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

                                                                     New England
                                                       Growth Opportunities Fund

                                                               [graphic omitted]
                                                                       Where
                                                                      The Best
                                                                        Minds
                                                                       Meet(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                  FEBRUARY 1999
--------------------------------------------------------------------------------
[Photo of Bruce R. Speca]

--------------------------------------------------------------------------------
"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."
--------------------------------------------------------------------------------

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a `value' rather than a `growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500")
- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks - came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

    Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------
[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares since 12/31/88, compared to the S&P 500 Index. The data points from the graph are as follows:]

             DECEMBER 1988 THROUGH DECEMBER 1998

                                     WITH
                       NET          MAXIMUM              S&P
                      ASSET          SALES               500
                      VALUE         CHARGE              INDEX
---------------------------------------------------------------
12/31/88             $10,000        $ 9,425             $10,000
      89             $12,761        $12,027             $13,159
      90             $12,217        $11,515             $12,748
      91             $15,957        $15,040             $16,616
      92             $17,438        $16,435             $17,881
      93             $18,824        $17,742             $19,680
      94             $19,011        $17,918             $19,947
      95             $25,687        $24,210             $27,416
      96             $30,108        $28,377             $33,694
      97             $40,173        $37,863             $44,917
      98             $49,774        $49,912             $57,727

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, Class C and Class Y share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvestment of distributions.

--------------------------------------------------------------------------------
                     NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                                 AVERAGE ANNUAL TOTAL RETURNS -- 12/31/98
-----------------------------------------------------------------------------------------
   CLASS A (Inception 5/6/31)        1 YEAR              5 YEARS               10 YEARS
   Net Asset Value1                   23.9%                21.5%                17.4%
   With Max. Sales Charge(2)          16.8                 20.0                 16.7
-----------------------------------------------------------------------------------------

   CLASS B (Inception 9/13/93)        1 YEAR             5 YEARS            SINCE INCEPTION
   Net Asset Value(1)                 23.1%                20.7%                19.6%
   With CDSC(3)                       18.1                 20.5                 19.5
-----------------------------------------------------------------------------------------

   CLASS C (Inception 5/1/95)        1 YEAR           SINCE INCEPTION
   Net Asset Value(1)                 22.9%                25.1%
   With CDSC(3)                       21.9                 25.1
-----------------------------------------------------------------------------------------

   CLASS Y (Inception 11/18/98)   SINCE INCEPTION
   Net Asset Value(1)                 8.1%
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                                     SINCE      SINCE      SINCE
                                                                     FUND'S     FUND'S     FUND'S
                                                                     CLASS B    CLASS C    CLASS Y
   COMPARATIVE PERFORMANCE            1 YEAR   5 YEARS    10 YEARS  INCEPTION  INCEPTION  INCEPTION
   Standard & Poor's 500 Index(4)      28.5      24.0       19.2       23.1%      29.3%      7.8%
   Lipper Growth & Income Avg.(5)      15.6      18.4       15.5       17.9       22.6       4.5
   Morningstar Large Value Avg.(6)     12.3      17.9       15.5       17.3       21.6       3.4
----------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

  NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.
    The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Lipper Growth & Income Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper
    Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 4/30/95. Class Y since inception return is calculated from 11/30/98.

(6) Morningstar Large Value Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by
    Morningstar Inc., an independent mutual fund ranking service. Class B since inception return is calculated from 9/30/93. Class C since inception return is calculated from 4/30/95. Class Y since inception return is calculated from 11/30/98.

--------------------------------------------------------------------------------
                      NEW ENGLAND GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

[Photo of Gerald Scriver]

Gerald Scriver
Westpeak Investment Advisors, L.P.

Q. Please tell us about New England Growth Opportunities Fund's performance during 1998.

For the 12 months ending December 31, 1998, New England Growth Opportunities Fund's Class A shares had a total return of 23.9%. This return includes a $1.22 per share gain based on net asset value, and reinvested distributions of $2.11 per share. The Fund's results lagged the 28.5% return of the Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) during the period.

Q. Describe the market environment in 1998.

Extending what is by now a familiar story, 1998's market results were defined by the performance of a relative handful of very large capitalization stocks. The markets adjusted to the ongoing tumult in Asia and recorded a fourth consecutive year of double-digit returns in the Dow Jones Industrial Average and the S&P 500, two widely followed indicators of market activity. Along the way, U.S. markets displayed remarkable resilience, snapping back smartly from a sharp summer decline. The market's July plunge had its origins in Moscow, where the Russian government failed to repay debt that it owed to other countries; fears of parallel events in Brazil -- and therefore much of Latin America -- extended the slide. Bond markets were especially affected, as a flight from overseas markets into the reassuring quality of U.S. government securities left other fixed-income sectors adrift in search of buyers.

The Federal Reserve Board took an assertive stance against the looming credit crunch with three interest rate cuts between September and November, lowering short-term interest rates by an aggregate three-quarters of a percentage point. These steps encouraged buyers to return to the markets for both stocks and bonds, and the Dow Jones Industrial Average closed the year at 9181, not far from its then record high of 9374, set on November 23.

Q. Given this environment, what was your investment strategy during the year?

Our portfolio-building style is based on the analysis of dozens of fundamental and technical measures that we use to identify stocks that may be candidates for purchase. To that quantitative information we apply our professional judgment and the lessons of experience to make final investment selections. Because we always keep the Fund fully invested and never try to gauge the market's next moves, the overall investment environment does not influence our positioning of the Fund.

Over the course of the year, we gradually shifted the Fund's portfolio emphasis from growth stocks to stocks in the S&P 500 with lower price-to-earnings ratios, an objective measure that permits investors to compare the costs of stocks. We kept the Fund underweighted in overvalued growth sectors and in very expensive technology stocks; in both instances we thought prospects for earnings expansion were fully reflected in market valuations. We overweighted the Fund's portfolio (relative to the S&P 500) in technology and telecommunications, favoring those stocks with potential growth at reasonable prices. We were underweighted in drug companies, whose high valuations did not seem justified, and in consumer staples.

Q. What were the principal factors affecting performance?

Our underweighted position in the largest-cap growth stocks left the Fund underrepresented in one of the year's most productive sectors. Avoiding extremely high-priced technology companies also hampered performance. Among the sectors that helped performance were the regional Bell companies and established technology companies with demonstrated earnings, including Cisco Systems, which manufactures products for computer networks, and Sun Microsystems, the leading producer of networked workstations. Other selections that helped boost performance were healthcare companies Genentech and Omnicare, as well as IBM, United Technology and Gulfstream, a manufacturer of jet aircraft for businesses.

Q. What is your current outlook for the market and the Fund?

We believe that business conditions in Asia and elsewhere are stabilizing, and that some overseas economies may already have begun to climb out of their troughs. Without the drag of crisis-weakened export markets, growth in our Gross Domestic Product should continue, but at a lower rate than in 1998. Inflation represents no immediate threat, and we think there is enough momentum in the economy to forestall any likelihood of a recession, especially given the current climate of lower interest rates.

But the Federal Reserve Board will continue to have a huge impact on market psychology, and any rise in interest rates could represent a significant risk for the market. Therefore we believe that markets in 1999 will oscillate between optimism over continued low rates and concern that continued growth could trigger a rate hike on the part of the Federal Reserve Board, cutting short any earnings expansion and darkening the mood of investors.

Perhaps most importantly, we expect that investors will finally put aside their obsession with the very largest capitalization growth companies as valuations for these stocks become more and more unrealistic -- there must come a point where valuations mean something, in our opinion. The implication for the markets could be a greater focus on value than in recent years, an eventuality that we believe we can address successfully through the proprietary stock selection techniques that we have been fine-tuning for over 25 years.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period and are subject to change. A shift in opinion may result in strategic and other portfolio changes. The Fund may invest in foreign securities, which can involve special risks. See the Fund's prospectus for details.

                TOP 10 PORTFOLIO HOLDINGS -- 12/31/98
                                             % OF
       COMPANY                            NET ASSETS
-----------------------------------------------------
   1.  Cisco Systems                          3.6
-----------------------------------------------------
   2.  AT&T Corp.                             2.9
-----------------------------------------------------
   3.  International Business Machines Corp.  2.7
-----------------------------------------------------
   4.  Amgen, Inc.                            2.6
-----------------------------------------------------
   5.  Federal National Mortgage Association  2.6
-----------------------------------------------------
   6.  Schering-Plough Corp.                  2.6
-----------------------------------------------------
   7.  Intel Corp.                            2.5
-----------------------------------------------------
   8.  Lexmark International Group            2.3
-----------------------------------------------------
   9.  Unilever NV                            2.3
-----------------------------------------------------
  10.  Wal-Mart Stores, Inc.                  2.2
-----------------------------------------------------
Portfolio holdings and asset allocation will vary.
-----------------------------------------------------

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1998

COMMON STOCKS--97.6% OF TOTAL NET ASSETS

    SHARES       DESCRIPTION                                         VALUE (a)
-------------------------------------------------------------------------------
                 AIRLINES--1.9%
   102,100       AMR Corp. (c) .................................   $  6,062,188
    57,600       US Airways Group, Inc. (c) ....................      2,995,200
                                                                   ------------
                                                                      9,057,388
                                                                   ------------
                 AUTOMOTIVE--2.2%
   175,600       Ford Motor Co. ................................     10,305,525
                                                                   ------------
                 BANKS--5.7%
   148,800       BB&T Corp. ....................................      5,998,500
   108,750       Comerica, Inc. ................................      7,415,391
   119,700       PNC Bank Corp. ................................      6,478,762
    34,400       SunTrust Banks, Inc. ..........................      2,631,600
   130,100       UnionBanCal Corp. .............................      4,431,531
                                                                   ------------
                                                                     26,955,784
                                                                   ------------
                 BANKS & THRIFTS--1.0%
    94,200       Banc One Corp. ................................      4,810,088
                                                                   ------------
                 BUSINESS SERVICES--0.6%
    52,100       Omnicom Group .................................      3,021,800
                                                                   ------------
                 CHEMICALS--1.5%
    55,500       Dow Chemical Co. ..............................      5,047,031
    52,400       Ecolab, Inc. ..................................      1,896,225
                                                                   ------------
                                                                      6,943,256
                                                                   ------------
                 COMPUTER SOFTWARE & SERVICES--2.2%
    80,100       Compuware Corp. (c) ...........................      6,257,812
   100,800       NCR Corp. (c) .................................      4,208,400
                                                                   ------------
                                                                     10,466,212
                                                                   ------------
                 COMPUTERS & BUSINESS EQUIPMENT--9.4%
   186,150       Cisco Systems (c) .............................     17,277,047
    39,600       EMC Corp. (c) .................................      3,366,000
    70,200       International Business Machines Corp. .........     12,969,450
   110,100       Lexmark International Group (c) ...............     11,065,050
                                                                   ------------
                                                                     44,677,547
                                                                   ------------
                 CONSTRUCTION--1.6%
    35,300       Armstrong World Industries, Inc. ..............      2,129,031
    83,900       Fluor Corp. ...................................      3,570,994
    47,700       Lafarge Corp. .................................      1,931,850
                                                                   ------------
                                                                      7,631,875
                                                                   ------------

                 DEFENSE & AEROSPACE--3.3%
    54,000       B.F. Goodrich Co. .............................      1,937,250
    72,400       Gulfstream Aerospace Corp. (c) ................      3,855,300
    38,600       Litton Industries, Inc. (c) ...................      2,518,650
   147,200       Sundstrand Corp. ..............................      7,636,000
                                                                   ------------
                                                                     15,947,200
                                                                   ------------
                 DRUGS--9.0%
   119,500       Amgen, Inc. (c) ...............................     12,495,219
    97,400       Genentech, Inc. (c) ...........................      7,761,562
    88,900       McKesson Corp. ................................      7,028,656
    35,800       Omnicare, Inc. ................................      1,244,050
    34,200       Pharmacia & Upjohn, Inc. ......................      1,936,575
   221,200       Schering-Plough Corp. .........................     12,221,300
                                                                   ------------
                                                                     42,687,362
                                                                   ------------
                 ELECTRIC UTILITIES--3.4%
   160,400       DTE Energy Co. ................................      6,877,150
    44,800       FirstEnergy Corp. (c) .........................      1,458,800
   100,000       Houston Industries, Inc. ......................      3,212,500
    62,400       Pinnacle West Capital Corp. ...................      2,644,200
    63,800       Western Resources, Inc. .......................      2,121,350
                                                                   ------------
                                                                     16,314,000
                                                                   ------------
                 ELECTRONICS--3.7%
    41,800       Comverse Technology (c) .......................      2,967,800
   105,100       Honeywell, Inc. ...............................      7,915,344
    25,900       Lucent Technologies, Inc. .....................      2,849,000
    49,000       QUALCOMM, Inc. (c) ............................      2,538,812
    22,800       Tellabs, Inc. (c) .............................      1,563,225
                                                                   ------------
                                                                     17,834,181
                                                                   ------------
                 ENERGY RESERVES--1.8%
   115,400       Exxon Corp. ...................................      8,438,625
                                                                   ------------
                 FINANCIAL SERVICES--4.7%
    91,100       Countrywide Credit Industries, Inc. ...........      4,572,081
   168,200       Federal National Mortgage Association .........     12,446,800
    57,300       Golden West Financial .........................      5,253,694
                                                                   ------------
                                                                     22,272,575
                                                                   ------------
                 FOOD & BEVERAGES--3.2%
    66,800       Quaker Oats Co. ...............................      3,974,600
   133,300       Unilever NV 144A (d) ..........................     11,055,569
                                                                   ------------
                                                                     15,030,169
                                                                   ------------
                 GAS & PIPELINE UTILITIES--1.6%
   273,700       LG&E Energy Corp. .............................      7,749,131
                                                                   ------------
                 HEALTH CARE - PRODUCTS--1.9%
    36,000       Allegiance Corp. ..............................      1,678,500
    96,200       TYCO International, Ltd. ......................      7,257,088
                                                                   ------------
                                                                      8,935,588
                                                                   ------------
                 INDUSTRIAL PARTS & MACHINERY--5.1%
   113,000       Caterpillar, Inc. .............................      5,198,000
   203,850       Ingersoll-Rand Co. ............................      9,568,209
    86,900       United Technologies Corp. .....................      9,450,375
                                                                   ------------
                                                                     24,216,584
                                                                   ------------
                 LEISURE--1.2%
    79,000       Eastman Kodak Co. .............................      5,688,000
                                                                   ------------
                 LIFE INSURANCE--5.9%
   213,100       Allstate Corp. ................................      8,230,987
    58,800       American General ..............................      4,586,400
    66,800       Jefferson Pilot ...............................      5,010,000
    87,300       Transamerica Corp. ............................     10,083,150
                                                                   ------------
                                                                     27,910,537
                                                                   ------------
                 LIQUOR--2.0%
   149,200       Anheuser-Busch Cos ............................      9,791,250
                                                                   ------------
                 METALS & MINING--1.9%
   290,000       Alcan Aluminum, Ltd. ..........................      7,848,125
    49,100       USX-U.S. Steel Group ..........................      1,129,300
                                                                   ------------
                                                                      8,977,425
                                                                   ------------
                 OIL - REFINING & DISTRIBUTION--1.2%
    69,800       Coastal Corp. .................................      2,438,637
    61,900       Enron Corp. ...................................      3,532,169
                                                                   ------------
                                                                      5,970,806
                                                                   ------------
                 PROPERTY & CASUALTY INSURANCE--1.0%
    59,000       CIGNA Corp. ...................................      4,561,438
                                                                   ------------
                 PUBLISHING--2.0%
    92,600       Deluxe Corp. ..................................      3,385,688
   121,900       Knight-Ridder, Inc. ...........................      6,232,137
                                                                   ------------
                                                                      9,617,825
                                                                   ------------
                 RETAIL - CLOTHING--1.7%
   273,500       Limited, Inc. .................................      7,965,688
                                                                   ------------
                 RETAIL - DEPARTMENT STORE--4.4%
   191,700       Dayton Hudson Corp. ...........................     10,399,725
   129,800       Wal-Mart Stores, Inc. .........................     10,570,587
                                                                   ------------
                                                                     20,970,312
                                                                   ------------

                 RETAIL - FOOD & DRUG--2.1%
   154,600       Albertson's, Inc. .............................      9,846,088
                                                                   ------------
                 SECURITIES & ASSET MANAGEMENT--1.1%
   116,400       Lehman Brothers Holdings ......................      5,128,875
                                                                   ------------
                 SEMI-CONDUCTORS--2.5%
   101,200       Intel Corp. ...................................     11,998,525
                                                                   ------------
                 TELECOMMUNICATION--6.8%
   110,100       Ameritech Corp. ...............................      6,977,587
   182,400       AT&T Corp. ....................................     13,725,600
   135,200       Bell Atlantic Corp. ...........................      7,165,600
    71,500       U.S. West, Inc. ...............................      4,620,688
                                                                   ------------
                                                                     32,489,475
                                                                   ------------
                 Total Common Stocks (Identified Cost
                   $379,792,326) ...............................     464,211,134
                                                                   ------------

SHORT TERM INVESTMENT--1.9%

FACE
AMOUNT
-------------------------------------------------------------------------------
$9,126,000       Repurchase Agreement with State Street Bank & Trust Co.
                   dated 12/31/1998 at 4.00% to be repurchased
                   at $9,130,056 on 1/04/1999 collateralized by
                   $6,830,000 U.S. Treasury Bond 8.125% due
                   8/15/2019 with a value of $9,334,230 ........      9,126,000
                                                                   ------------
                 Total Short Term Investment (Identified Cost
                   $9,126,000) .................................       9,126,000
                                                                   ------------
                 Total Investments--99.5% (Identified Cost
                   $388,918,326)(b) ............................    473,337,134
                 Other assets less liabilities .................      2,460,217
                                                                   ------------
                 Total Net Assets--100% ........................   $475,797,351
                                                                   ============

(a) See Note 1a of Notes to Financial Statements
(b) Federal Tax Information: At December 31, 1998 the net unrealized appreciation on investments based on cost of $388,918,326 for federal income tax purposes was as follows:
    Aggregate gross unrealized appreciation for all investments
      in which there is an excess of value over tax cost .......   $ 90,751,620
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value .......     (6,332,812)
                                                                   ------------
    Net unrealized appreciation ................................   $ 84,418,808
                                                                   ============
(c) Non-income producing security.
(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998 the value of these securities amounted to $11,055,569 or 2.3% of total net assets.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

ASSETS
Investments at value (Identified cost $388,918,326) ........                           $473,337,134
Cash .......................................................                                    999
Receivable for:
  Fund shares sold .........................................                              5,436,853
  Dividends and interest ...................................                                641,039
  Tax reclaims .............................................                                  1,419
                                                                                       ------------
                                                                                        479,417,444
LIABILITIES
  Payable for:
    Fund shares redeemed ...................................      $3,213,627
  Accrued expenses:
    Management fees ........................................         256,106
    Deferred trustees' fees ................................          19,717
    Accounting and administrative ..........................           7,838
    Other ..................................................         122,805
                                                                  ----------
                                                                                          3,620,093
                                                                                       ------------
NET ASSETS .................................................                           $475,797,351
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $379,543,084
    Undistributed net investment income ....................                                101,283
    Accumulated net realized gains (losses) ................                             11,734,176
    Unrealized appreciation (depreciation) on investments ..                             84,418,808
                                                                                       ------------
NET ASSETS .................................................                           $475,797,351
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($304,139,234 divided by 18,350,323 shares of beneficial
  interest) ................................................                           $      16.57
                                                                                       ============
Offering price per share (100/94.25 of $16.57) .............                           $      17.58*
                                                                                       ============
Net asset value and offering price of Class B shares
  ($153,369,323 divided by 9,371,366 shares of beneficial
  interest) ................................................                           $      16.37**
                                                                                       ============
Net asset value and offering price of Class C shares
  ($18,288,032 divided by 1,118,714 shares of beneficial
  interest) ................................................                           $      16.35**
                                                                                       ============
Net asset value, offering and redemption price of Class Y shares
  ($762 divided by 46 shares of beneficial interest) .......                           $      16.57
                                                                                       ============
* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1998

INVESTMENT INCOME
  Dividends (net of foreign taxes of: $12,582) ..............                          $  5,537,685
  Interest ..................................................                               415,009
                                                                                       ------------
                                                                                          5,952,694
  Expenses
    Management fees .........................................      $2,586,482
    Service fees - Class A ..................................         645,966
    Service and distribution fees - Class B .................       1,126,327
    Service and distribution fees - Class C .................         115,170
    Trustees' fees and expenses .............................          22,118
    Accounting and administrative ...........................          80,888
    Custodian ...............................................         113,697
    Transfer agent ..........................................         715,502
    Audit and tax services ..................................          27,500
    Legal ...................................................          20,469
    Printing ................................................          66,049
    Registration ............................................          73,386
    Miscellaneous ...........................................          25,635
                                                                   ----------
  Total expenses ............................................                             5,619,189
                                                                                       ------------
  Net investment income .....................................                               333,505
                                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on Investments - net .................                            48,697,181
  Unrealized appreciation (depreciation) on Investments - net                            31,648,258
                                                                                       ------------
  Net gain (loss) on investment transactions ................                            80,345,439
                                                                                       ------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .......                          $ 80,678,944
                                                                                       ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                                  ---------------------------
                                                      1997           1998
                                                  ------------   ------------
FROM OPERATIONS
  Net investment income ........................  $    711,725   $    333,505
  Net realized gain (loss) on investments ......    52,507,998     48,697,181
  Unrealized appreciation (depreciation) on
    investments ................................    20,723,726     31,648,258
                                                  ------------   ------------
Increase (decrease) in net assets from
operations .....................................    73,943,449     80,678,944
                                                  ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ....................................      (742,082)      (227,108)
    Class B ....................................       (21,007)             0
    Class C ....................................        (7,712)             0
    Class Y ....................................             0             (1)
  Net realized gain on investments
    Class A ....................................   (35,442,350)   (32,875,714)
    Class B ....................................   (12,117,349)   (15,243,587)
    Class C ....................................    (1,087,638)    (1,691,556)
    Class Y ....................................             0             (3)
                                                  ------------   ------------
                                                   (49,418,138)   (50,037,969)
                                                  ------------   ------------
  Increase (decrease) in net assets derived from    66,455,566    136,443,607
                                                  ------------   ------------
  Total increase (decrease) in net assets ......    90,980,877    167,084,582
NET ASSETS
  Beginning of the year ........................   217,731,892    308,712,769
                                                  ------------   ------------
  End of the year ..............................  $308,712,769   $475,797,351
                                                  ============   ============

UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME
  End of the year ..............................  $     (5,113)  $    101,283
                                                  ============   ============

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                             CLASS A
                                         -----------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------------
                                              1994           1995           1996           1997                 1998
                                             ------         ------         ------         ------               ------
Net Asset Value, Beginning of the
  Year ..............................        $12.67         $12.41         $14.39         $13.87               $15.35
                                             ------         ------         ------         ------               ------
Income From Investment Operations
Net Investment Income ...............          0.22           0.18           0.13           0.07(b)              0.04
Net Realized and Unrealized Gain
  (Loss) on Investments .............         (0.10)          4.01           2.07           4.40                 3.29
                                             ------         ------         ------         ------               ------
Total From Investment Operations ....          0.12           4.19           2.20           4.47                 3.33
                                             ------         ------         ------         ------               ------
Less Distributions
Dividends From Net Investment Income          (0.21)         (0.18)         (0.13)         (0.06)               (0.01)
Distributions From Net Realized
  Capital Gains                               (0.17)         (2.03)         (2.59)         (2.93)               (2.10)
                                             ------         ------         ------         ------               ------
Total Distributions .................         (0.38)         (2.21)         (2.72)         (2.99)               (2.11)
                                             ------         ------         ------         ------               ------
Net Asset Value, End of the Year ....        $12.41         $14.39         $13.87         $15.35               $16.57
                                             ======         ======         ======         ======               ======
Total Return (%)(a) .................          1.0           35.1           17.2           33.4                  23.9

Ratio of Operating Expenses to
  Average Net Assets (%) ............          1.28           1.38           1.30           1.25                 1.23
Ratio of Net Investment Income to
  Average Net Assets (%) ............          1.75           1.31           0.92           0.46                 0.33
Portfolio Turnover Rate (%) .........             6             69            127            103                  114
Net Assets, End of the Year (000) ...      $104,081       $150,693       $166,963       $220,912             $304,139

(a) A sales charge is not reflected in total return calculations.
(b) Per share net investment income has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                                                                             CLASS B
                                         -----------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------------------------
                                              1994           1995           1996           1997                 1998
                                             ------         ------         ------         ------               ------
Net Asset Value, Beginning of the
  Year .............................        $12.66         $12.42         $14.40         $13.87                $15.28
                                            ------         ------         ------         ------                ------
Income From Investment Operations
Net Investment Income (Loss) .......          0.16           0.10           0.03          (0.05)(b)             (0.05)
Net Realized and Unrealized Gain
  (Loss) on Investments ............         (0.09)          4.01           2.07           4.40                  3.24
                                            ------         ------         ------         ------                ------
Total From Investment Operations ...          0.07           4.11           2.10           4.35                  3.19
                                            ------         ------         ------         ------                ------
Less Distributions
Dividends From Net Investment Income         (0.14)         (0.10)         (0.04)         (0.01)                 0.00
Distributions From Net Realized
  Capital Gains                              (0.17)         (2.03)         (2.59)         (2.93)                (2.10)
                                            ------         ------         ------         ------                ------
Total Distributions ................         (0.31)         (2.13)         (2.63)         (2.94)                (2.10)
                                            ------         ------         ------         ------                ------
Net Asset Value, End of the Year ...        $12.42         $14.40         $13.87         $15.28                $16.37
                                            ======         ======         ======         ======                ======
Total Return (%)(a) ................          0.6           34.3           16.3           32.4                  23.1
Ratio of Operating Expenses to
  Average Net Assets (%) ...........          1.93           2.11           2.05           2.00                  1.98
Ratio of Net Investment Income to
  Average Net Assets (%) ...........          1.10           0.56           0.17          (0.29)                (0.42)
Portfolio Turnover Rate (%) ........             6             69            127            103                   114
Net Assets, End of the Year (000) ..        $5,185        $29,026        $46,856        $81,066              $153,369

(a) A contingent deferred sales charge is not reflected in total return calculations.
(b) Per share net investment income has been calculated using the average shares outstanding during the year.


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                                                       CLASS C                                      CLASS Y
                            --------------------------------------------------------------  -----------------------
                                   MAY 1, (a)                                                     NOVEMBER 18, (a)
                                    THROUGH                YEAR ENDED DECEMBER 31,                    THROUGH
                                 DECEMBER 31,      ---------------------------------------         DECEMBER 31,
                                     1995             1996           1997           1998               1998
                                 ------------        ------         ------         ------            ------
Net Asset Value, Beginning
  of the Period ............        $13.84           $14.39         $13.85         $15.28            $15.42
                                    ------           ------         ------         ------            ------
Income From Investment
Operations
Net Investment Income (Loss)          0.06             0.04          (0.05)(d)      (0.04)             0.02
Net Realized and Unrealized
  Gain on Investments ......          2.58             2.05           4.42           3.21              1.22
                                    ------           ------         ------         ------            ------
Total From Investment
  Operations ...............          2.64             2.09           4.37           3.17              1.24
                                    ------           ------         ------         ------            ------
Less Distributions
Dividends From Net
  Investment Income ........         (0.06)           (0.04)         (0.01)          0.00             (0.02)
Distributions From Net
  Realized Capital Gains ...         (2.03)           (2.59)         (2.93)         (2.10)            (0.07)
                                    ------           ------         ------         ------            ------
Total Distributions ........         (2.09)           (2.63)         (2.94)         (2.10)            (0.09)
                                    ------           ------         ------         ------            ------
Net Asset Value, End of the
  Period ...................        $14.39           $13.85         $15.28         $16.35            $16.57
                                    ======           ======         ======         ======            ======
Total Return (%)(c) ........         20.2             16.3           32.6           22.9               8.1
Ratio of Operating Expenses
  to Average Net Assets (%)           2.11(b)          2.05           2.00           1.98              0.98(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) ...............          0.56(b)          0.17          (0.29)         (0.42)             0.58(b)
Portfolio Turnover Rate (%)             69              127            103            114               114
Net Assets, End of the
  Period (000) .............        $4,707           $3,912         $6,735        $18,288                $1

(a)        Commencement of operations.
(b)        Computed on an annualized basis.
(c)        A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(d)        Per share net investment income (loss) has been calculated using the average shares outstanding during the year.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1998

1. The Fund is a series of New England Funds Trust II (the "Trust"), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks opportunities for long-term growth of capital and income. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported ask price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were $507,925,373 and $426,599,401, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser New England Funds Management, L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Westpeak Investment Advisors, L.P. ("Westpeak") at the rate of 0.50% of the first $25 million of the Fund's average daily net assets, 0.40% of the next $75 million, 0.35% of the next $100 million and 0.30% of such assets in excess of $200 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Westpeak are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), formerly known as New England Investment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Westpeak under the management agreement in effect during the year ended December 31, 1998 are as follows:

          FEES EARNED
          -----------
          $1,263,874                  NEFM
           1,322,608                  Westpeak

The effective management fee for the year ended December 31, 1998 was 0.68%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Fund's expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998, these expenses amounted to $80,888 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as the sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $527,999 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $8,175 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $645,966 in fees under the Class A Plan.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $281,582 and $28,792 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $844,745 and $86,378 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $1,481,080.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,255
Meeting Fee                                              152/meeting
Annual Committee Member Retainer                         338
Annual Committee Chairman Retainer                       226

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                                YEAR ENDED                   YEAR ENDED
                                                             DECEMBER 31, 1997            DECEMBER 31, 1998
                                                        ---------------------------   ---------------------------
CLASS A                                                     SHARES        AMOUNT         SHARES         AMOUNT
-------                                                 ------------   ------------   ------------   ------------
Shares sold .........................................      2,089,570   $ 32,195,156      9,065,395   $144,572,219
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............         39,664        614,423         11,442        187,649
  Distributions from net realized gain ..............      2,099,575     31,028,150      2,031,262     29,158,832
                                                        ------------   ------------   ------------   ------------
                                                           4,228,809     63,837,729     11,108,099    173,918,700
Shares repurchased ..................................     (1,875,250)   (29,197,625)    (7,145,922)  (112,760,204)
                                                        ------------   ------------   ------------   ------------
Net increase (decrease) .............................      2,353,559   $ 34,640,104      3,962,177   $ 61,158,496
                                                        ------------   ------------   ------------   ------------
                                                                YEAR ENDED                   YEAR ENDED
                                                             DECEMBER 31, 1997            DECEMBER 31, 1998
                                                        ---------------------------   ---------------------------
CLASS B                                                     SHARES        AMOUNT         SHARES         AMOUNT
-------                                                 ------------   ------------   ------------   ------------
Shares sold .........................................      1,627,496   $ 25,245,821      4,248,677   $ 69,373,470
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............          1,973         30,758              0              0
  Distributions from net realized gain ..............        781,695     11,519,364      1,005,847     14,281,653
                                                        ------------   ------------   ------------   ------------
                                                           2,411,164     36,795,943      5,254,524     83,655,123
Shares repurchased ..................................       (484,221)    (7,468,164)    (1,188,079)   (19,142,794)
                                                        ------------   ------------   ------------   ------------
Net increase (decrease) .............................      1,926,943   $ 29,327,779      4,066,445   $ 64,512,329
                                                        ------------   ------------   ------------   ------------
                                                                YEAR ENDED                   YEAR ENDED
                                                             DECEMBER 31, 1997            DECEMBER 31, 1998
                                                        ---------------------------   ---------------------------
CLASS C                                                     SHARES        AMOUNT         SHARES         AMOUNT
-------                                                 ------------   ------------   ------------   ------------
Shares sold .........................................        740,016   $ 11,332,702      1,217,463   $ 19,862,147
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............            166          2,597              0              0
  Distributions from net realized gain ..............         71,295      1,050,610        112,955      1,604,497
                                                        ------------   ------------   ------------   ------------
                                                             811,477     12,385,909      1,330,418     21,466,644
Shares repurchased ..................................       (653,225)    (9,898,226)      (652,475)   (10,694,572)
                                                        ------------   ------------   ------------   ------------
Net increase (decrease) .............................        158,252   $  2,487,683        677,943   $ 10,772,072
                                                        ------------   ------------   ------------   ------------
                                                                                        NOVEMBER 18, 1998 (a)
                                                                 YEAR ENDED                   THROUGH
                                                             DECEMBER 31, 1997            DECEMBER 31, 1998
                                                        ---------------------------   ---------------------------
CLASS C                                                     SHARES        AMOUNT         SHARES         AMOUNT
-------                                                 ------------   ------------   ------------   ------------
Shares sold .........................................              0   $          0             46   $        710
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ..............              0              0              0              0
  Distributions from net realized gain ..............              0              0              0              0
                                                        ------------   ------------   ------------   ------------
                                                                   0              0             46            710
Shares repurchased ..................................              0              0              0              0
                                                        ------------   ------------   ------------   ------------
Net increase (decrease) .............................              0   $          0             46   $        710
                                                        ------------   ------------   ------------   ------------
Increase (decrease) derived from capital shares
  transactions ......................................      4,438,754   $ 66,455,566      8,706,611   $136,443,607
                                                        ============   ============   ============   ============
(a) Commencement of operations.

5. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and the Shareholders of NEW ENGLAND GROWTH OPPORTUNITIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Growth Opportunities Fund (the "Fund"), a series of New England Funds Trust II, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

--------------------------------------------------------------------------------
                        NEW ENGLAND EQUITY INCOME FUND

                      SUPPLEMENT DATED FEBRUARY 12, 1999
             TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND C AND
                 CLASS Y PROSPECTUSES EACH DATED MAY 1, 1998

The following information supplements the second paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Peter Ramsden and Tom Kolefas act as portfolio managers of the Equity Income Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

-------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
-------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

To learn more, and for a free prospectus, contact your financial representative.
              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

                 This material is authorized for distribution to
                  prospective investors when it is preceded or
                  accompanied by the Fund's current prospectus,
        which contains information about distribution charges, management and other items of interest. Investors are
           advised to read the prospectus carefully before investing.

  New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
     As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
      The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at
          800-289-9999 or by visiting their Web site at www.NASDR.com.

                                                              ------------------
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